UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 6, 2005



                             MSW Energy Holdings LLC
                        (Exact name of each registrant as
                            specified in its charter)



         Delaware                0001261679                      14-1873119
     (State or other       Commission File Number             (I.R.S. Employer
     jurisdiction of                                      Identification Number)
     incorporation or
      organization)



                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale , New Jersey 07645
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  800-727-3835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation F-D Disclosure
-----------------------------------

American Ref-Fuel Holdings Corp., the parent of the registrant, intends to provide the following information to prospective investors on a non-confidential basis:

Consolidated Financial Statements as of March 31, 2005 and December 31, 2004 and for the three months ended March 31, 2005 and March 31, 2004.

A copy of the Consolidated Financial Statements is furnished as Exhibit 99.


Item 9.01. Financial Statements and Exhibits
--------------------------------------------

(c) Exhibits

   Exhibit No.                      Description
   ------------- ---------------------------------------------------------------
      99 American Ref-Fuel Holdings Corp. and Subsidiaries Consolidated Financial Statements As of March 31, 2005 and December 31, 2004 and for the three months ended March 31, 2005 and March 31, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 MSW ENERGY HOLDINGS LLC

                                                 By: /s/ Michael J. Gruppuso
                                                     --------------------------
                                                     Michael J. Gruppuso
                                                     Chief Financial Officer

                                               Date:  May 6, 2005
                                                     ---------------------------